                                             ANNUAL REPORT
                                             DECEMBER 31, 2001

PRUDENTIAL
EQUITY FUND, INC.

FUND TYPE
Large-capitalization stock

Objective
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                    PRUDENTIAL (LOGO)

Prudential Equity Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Equity Fund, Inc. (the Fund) seeks long-term growth of capital by investing primarily 80% of its net assets plus borrowings for investment purposes in stocks of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly based stock indexes. In deciding which stocks to buy, our investment advisers use a blend of investment styles. Under normal conditions, the Fund's assets will be divided among three investment advisers that have somewhat different approaches, with the goal of reducing the performance variability inherent in any one adviser's style. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 12/31/01

        17.6%   Financials
        15.8    Healthcare
        14.9    Information Technology
        11.8    Consumer Discretionary
         8.2    Industrials
         7.6    Energy
         6.4    Consumer Staples
         6.0    Materials
         4.7    Telecommunication Services
         3.6    Utilities
         0.1    Bonds
         3.3    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 12/31/01

    3.8%   Microsoft Corp.
           Computer Software & Services
    2.6    American International Group, Inc.
           Insurance
    2.1    IBM Corp.
           Computer Hardware
    2.0    Tyco International Ltd.
           Diversified Manufacturing
    1.8    Philip Morris Companies, Inc.
           Tobacco
    1.6    Home Depot, Inc.
           Retail
    1.6    Abbott Laboratories
           Medical Products & Services
    1.5    Alcoa, Inc.
           Aluminum
    1.5    PepsiCo, Inc.
           Beverages
    1.4    AT&T Corp.
           Telecommunications

Holdings are subject to change.

                                     www.PruFN.com     (800) 225-1852

Annual Report    December 31, 2001

Cumulative Total Returns1                               As of 12/31/01

                                      One     Five      Ten        Since
                                     Year     Years     Years    Inception2
Class A                             -12.14%   39.02%    206.60%     287.16%
Class B                             -12.80    33.96     184.18    1,208.00
Class C                             -12.80    33.96       N/A       104.86
Class Z                             -11.93    40.71       N/A        59.92
Lipper Multi-Cap Value Fund Avg.3    -1.78    67.05     287.54       ***
Lipper Large-Cap Core Fund Avg.3    -13.77    49.42     190.39       ***

Average Annual Total Returns1                             As of 12/31/01

                      One    Five      Ten       Since
                     Year    Years    Years    Inception2
    Class A        -16.53%   5.72%    11.28%     11.52%
    Class B        -16.91    5.89     11.01      13.86
    Class C        -14.48    5.81      N/A       10.00
    Class Z        -11.93    7.07      N/A        8.38

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class
  B, 3/15/82; Class C, 8/1/94; and Class Z,
  3/1/96.

3 In 2001, Lipper reclassified the
  Prudential Equity Fund from a multi-cap
  value style fund to a large-cap core style
  fund. The Lipper Average is unmanaged, and
  is based on the average return for all funds
  in each share class for the one-year, five-
  year, ten-year, and since inception periods
  in the Lipper Multi-Cap Value Fund and
  Lipper Large-Cap Core Fund categories. Funds
  in the Lipper Multi-Cap Value Fund category
  invest in a variety of market capitalization
  ranges. They invest in companies considered
  to be undervalued and have below-average
  price/earnings ratios, price-to-book ratios,
  and three-year earnings growth figures.
  Funds in the Lipper Large-Cap Core Fund
  Average invest at least 75% of their
  equity assets in companies with market
  capitalizations (on a three-year weighted
  basis) greater than 300% of the dollar-
  weighted median market capitalization
  of the   middle 1,000 securities of the
  S&P SuperComposite 1500 Index. These
  funds   typically have a below-average
  price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. These returns would be lower if they included the effect of sales charges and taxes.

*** Lipper Since Inception returns for the
    Lipper Multi-Cap Value Fund category are
    336.55% for Class A, 1,458.02% for Class B,
    151.15% for Class C, and 91.62% for Class Z, based on all funds in each share class.
    Lipper Since Inception returns for the
    Lipper Large-Cap Core Fund category are
    297.07% for Class A, 1,219.45% for Class B,
    143.44% for Class C, and 72.33% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)                 February 7, 2002

DEAR SHAREHOLDER,
Equity investors faced a difficult market in the year 2001. The Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) peaked at the end of January, then fell 30% before bottoming on September 21. Although the Index then rose through the end of the year, its return over the full year was -11.88%. Its losses were concentrated in the stocks of the largest companies, many of which had been market leaders in prior years. Investors had high expectations for these firms, and reacted quickly when they were disappointed.

The Prudential Equity Fund's Class A shares performed in line with the Index, and somewhat better than the Lipper Large-Cap
Core Fund Average. The Fund benefited from a focus on companies that had relatively consistent earnings, and an underweighting, compared to the S&P 500 Index, in stocks of the largest companies.

During the year we increased the number of the Fund's investment advisers, adding advisers with complementary investment styles. After an in-depth search by Prudential's Strategic Investment
Research Group, GE Asset Management, Inc.
and Salomon Brothers Asset Management, Inc.
were selected to join Jennison Associates as advisers.

For more on the Fund's performance, please refer to the Investment Advisers' Report that follows.

Sincerely,


David R. Odenath, Jr., President
Prudential Equity Fund, Inc.

Prudential Equity Fund, Inc.

Annual Report    December 31, 2001

INVESTMENT ADVISERS' REPORT

CONSISTENT EARNINGS GROWTH WAS RARE
As company after company issued negative quarterly earnings reports and analysts reduced their profit forecasts throughout the period, investors moved to stocks of the relatively few companies with consistent earnings growth. Many of the largest contributors to the Fund's return-including
Microsoft, Dell Computer, IBM, Darden
Restaurants, Target, Abbott Labs, Philip
Morris, and the industrial conglomerate
SPX-benefited from their rising earnings history. They are a diverse group of companies, but they continued to be profitable in the slowing economy.

INVESTORS AVOIDED THE BUBBLE SECTORS
Many investors had lost money in the
technology/media/telecommunications (TMT)
share-price bubble and the subsequent
decline in those stocks, so they had an
aversion to those sectors. This created
value opportunities among the technology companies whose shares fell to attractive levels when compared to their earnings potential. These companies included some whose shares had large gains afterward when investors realized the companies' underlying strength. For example, Microsoft was among the Fund's largest positive contributors.
Its shares benefited from investors'
expectations that the Department of Justice and Microsoft would settle their outstanding antitrust suit, as well as from the successful introductions of Microsoft's XP computer operating system and its Xbox game console. IBM was another large contributor.
Its relatively consistent earnings reflected the important role that consulting services, which are not subject to inventory accumulations, now play in its business model. We purchased shares of Dell after the stock plummeted because of concerns about reduced demand for personal computers (PCs). When investors looked farther into the future and the eventual PC recovery, Dell's leading position in the industry caused its shares to surge.

Prudential Equity Fund, Inc.

Annual Report    December 31, 2001

Two semiconductor stocks-Intel and National
Semiconductor-also had significant gains.
They became very inexpensive because of the global glut of semiconductor manufacturing capacity and inventories. However, over the past two years, these inventories were used up or sold off, weaker manufacturers began to fold, and investors realized that the strongest companies, including Intel and National Semiconductor, are positioned to gain from any improvement in demand. The Fund also had a small gain on its position in the chip-making equipment company Applied Materials.

The epicenter of the TMT downturn was the telecommunication services industry and the equipment firms that had supplied it.
Telecommunications companies had overinvested in infrastructure. When demand for new services did not grow as quickly as expected, their profits dropped. The Fund's investments in long-distance telephone services generally detracted from its return, with Global Crossing (no longer held by the Fund) and Qwest Communications among its worst performers. In addition, the Fund's technology holdings that were exposed to the downturns in telecommunication and computer networking equipment also fared poorly. They were among the worst detractors from the Fund's return. Shares of Sun
Microsystems (networked computers), Nokia
(wireless telephone handsets), and Cisco
Systems (network routers)-all leading
companies in their respective business
lines-stayed depressed. The Fund also had significant losses on its positions in Texas
Instruments (semiconductors) and Nortel Networks
(wireless/communications equipment).

The third member of the TMT group, media stocks, didn't begin to recover until late in the year when investors began to look forward to the economy's recovery. Over the full year 2001, the Fund's media and entertainment holdings-including Viacom,
AOL Time Warner, News Corp, and McGraw
Hill Companies-detracted somewhat from its return.

                                   www.PruFN.com    (800) 225-1852

U.S. CONSUMERS CONTINUED TO SPEND
Companies selling to consumers had the
healthiest sales, and their share prices reflected that fact. The strongest industries were leisure- or home-related.
Darden Restaurants, for example, was among the largest contributors to the Fund's return. Darden is a well-managed company that owns the Olive Garden and Red Lobster restaurant brands. The retail stores Target, Big Lots, Circuit City, Home Depot, and Wal-
Mart were among those making positive
contributions. Among consumer products
companies, Philip Morris and PepsiCo had the largest positive impacts on the Fund's return.

FINANCIALS WERE MIXED
Many of the Fund's financial holdings saw their stocks rise. Falling interest rates help companies that lend because they reduce the cost of borrowing. Moreover, financial companies invest their reserves in portfolios that include bonds, which increase in value when interest rates fall.
The Fund had modest positive contributions from its positions in Bank of America, Bank
One, and MBNA (credit cards). However, its
Providian Financial shares dropped sharply because Providian, which is a credit card company whose market niche is issuing high-rate cards to less creditworthy borrowers, had severe credit problems.

There also were credit issues for J.P. Morgan, but its problems were primarily in commercial lending, including a substantial exposure to Enron's bankruptcy. It also suffered from the slowdown in investment banking (stock and bond issuance and advising on mergers and acquisitions). The Fund had other holdings that declined because of their exposure to the poor capital markets, including Morgan
Stanley (investment banking) and Stillwell
Financial (asset management).

Property and casualty insurers benefited
from that industry's strengthening pricing
environment during 2001, and the Fund's
positions-including Loews and XL Capital-had
gains as a result.
                                          5

Prudential Equity Fund, Inc.

Annual Report    December 31, 2001

BIG PHARMACEUTICALS HAD A CORRECTION
The Fund's large drug companies-including
Schering-Plough, Eli Lilly, and Merck-
declined substantially after having posted large gains in 2000. Their initial decline came when investors who had benefited from these advances sold their shares in the first two weeks of the year to lock in their profits and reinvest elsewhere. Later in the year, investors reacted to the fact that a large number of drug patents were due to expire in the months ahead. Upon expiration of the patents, the drug giants were expected to face a wave of competition from generic manufacturers. This led to disappointing profit expectations in a group that had been favored because its earnings are traditionally relatively stable.

BASIC MATERIALS HAD LESS IMPACT
Few of the Fund's holdings in the basic
materials sector had a significant impact in 2001. However, any positive contribution in this deeply negative year added considerably to the Fund's relative performance. Freeport
McMoran Gold and Newmont Mining, two gold holdings, were exceptions that had a positive impact on the Fund's return. In times of global political turbulence, demand for gold tends to rise because many people consider it a relatively safe and portable investment. The Fund also had a small gain on Alcoa (aluminum), which benefited from the energy shortage in the northwestern
United States. It had contracted for
significant amounts of power for the energy-intensive aluminum refining process. Instead of using this energy, it closed down its plants and sold the contracts at a good price.

On the negative side, the Fund had a loss on its position in Phelps Dodge (copper) and small detractions from several paper companies. These were due to low commodity demand because of the slow pace of global economic activity.

Prudential Equity Fund Management Team

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.9%
Common Stocks  96.6%
-------------------------------------------------------------------------------------
Advertising  0.1%
     19,409   Interpublic Group of Companies, Inc.                $        573,342
     16,416   Omnicom Group, Inc.                                        1,466,769
      7,210   TMP Worldwide, Inc.(a)                                       309,309
                                                                  ----------------
                                                                         2,349,420
-------------------------------------------------------------------------------------
Aerospace/Defense  2.5%
    151,557   Boeing Co.                                                 5,877,380
     32,719   General Dynamics Corp.                                     2,605,741
     17,255   Lockheed Martin Corp.                                        805,291
    318,038   Northrop Grumman Corp.                                    32,061,411
    476,400   Raytheon Co.                                              15,468,708
    256,622   United Technologies Corp.                                 16,585,480
                                                                  ----------------
                                                                        73,404,011
-------------------------------------------------------------------------------------
Agricultural Products  0.2%
    161,400   Monsanto Co.                                               5,455,320
-------------------------------------------------------------------------------------
Airlines
     14,784   AMR Corp.(a)                                                 327,761
      4,535   Delta Airlines, Inc.                                         132,694
     53,035   Southwest Airlines Co.                                       980,087
                                                                  ----------------
                                                                         1,440,542
-------------------------------------------------------------------------------------
Aluminum  1.6%
     24,941   Alcan, Inc.                                                  896,130
  1,270,149   Alcoa, Inc.                                               45,153,797
                                                                  ----------------
                                                                        46,049,927
-------------------------------------------------------------------------------------
Apparel  0.1%
      7,981   Jones Apparel Group, Inc.(a)                                 264,730
     23,509   NIKE, Inc. (Class A)                                       1,322,146
                                                                  ----------------
                                                                         1,586,876

    See Notes to Financial Statements                                      7

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Automobiles & Trucks  0.5%
     69,900   Cummins, Inc.                                       $      2,693,946
    113,254   Delphi Automotive Systems Corp.                            1,547,050
    127,788   Ford Motor Co.                                             2,008,827
     41,630   General Motors Corp.                                       2,023,218
     39,900   Navistar International Corp.                               1,576,050
     79,500   PACCAR Inc.                                                5,216,790
     20,090   TRW, Inc.                                                    744,134
     13,605   Visteon Corp.                                                204,619
                                                                  ----------------
                                                                        16,014,634
-------------------------------------------------------------------------------------
Banks & Financial Services  10.9%
    257,321   American Express Co.                                       9,183,786
    283,522   Bank of America Corp.                                     17,847,710
    834,227   Bank of New York Co., Inc.                                34,036,462
    858,826   Bank One Corp.                                            33,537,155
     26,212   Capital One Financial Corp.                                1,414,137
    529,700   Citigroup, Inc.                                           26,739,256
     23,944   Comerica, Inc.                                             1,371,991
    255,871   Federal Home Loan Mortgage Corp.                          16,733,963
    122,219   Federal National Mortgage Association                      9,716,411
     98,248   Fifth Third Bancorp                                        6,025,550
    699,993   FleetBoston Financial Corp.                               25,549,744
    101,054   Goldman Sachs Group, Inc.                                  9,372,759
     17,301   H&R Block, Inc.                                              773,355
    288,581   Household International Corp.                             16,720,383
     43,444   John Hancock Financial Services, Inc.                      1,794,237
    279,519   JPMorgan                                                  10,160,516
     31,245   Lehman Brothers Holdings, Inc.                             2,087,166
    484,101   MBNA Corp.                                                17,040,355
     15,645   Mellon Financial Corp.                                       588,565
    179,178   Merrill Lynch & Co.                                        9,338,757
    703,065   Morgan Stanley                                            39,329,456
     21,767   National City Corp.                                          636,467
     27,073   Paychex, Inc.                                                943,494
     82,786   PNC Financial Services Group, Inc.                         4,652,573
     12,471   SouthTrust Corp.                                             307,660

    8                                      See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     97,499   US Bancorp                                          $      2,040,654
     22,674   Wachovia Corp.                                               711,057
    140,074   Washington Mutual, Inc.                                    4,580,420
    332,909   Wells Fargo & Co.                                         14,464,896
                                                                  ----------------
                                                                       317,698,935
-------------------------------------------------------------------------------------
Beverages  2.0%
     71,030   Anheuser-Busch Companies, Inc.                             3,211,266
      1,944   Brown-Forman Corp. (Class B)                                 121,694
    209,218   Coca-Cola Co.                                              9,864,629
     18,593   Pepsi Bottling Group, Inc.                                   436,936
    917,373   PepsiCo, Inc.                                             44,666,891
                                                                  ----------------
                                                                        58,301,416
-------------------------------------------------------------------------------------
Biotechnology  0.4%
    113,901   Amgen, Inc.(a)                                             6,428,572
      9,098   Biogen, Inc.(a)                                              521,770
     19,200   Genetech, Inc.(a)                                          1,041,600
     64,800   Immunex Corp.(a)                                           1,795,608
     27,100   Invitrogen Corp.(a)                                        1,678,303
                                                                  ----------------
                                                                        11,465,853
-------------------------------------------------------------------------------------
Broadcasting Services  1.4%
     43,172   Clear Channel Communications, Inc.(a)                      2,197,886
  2,677,182   Liberty Media Corp. (Class A)(a)                          37,480,548
                                                                  ----------------
                                                                        39,678,434
-------------------------------------------------------------------------------------
Cable
     40,178   Charter Communications, Inc. (Class A)(a)                    660,125
-------------------------------------------------------------------------------------
Casinos  0.2%
     19,183   Harrah's Entertainment, Inc.(a)                              709,963
    130,800   MGM Mirage, Inc.(a)                                        3,776,196
                                                                  ----------------
                                                                         4,486,159
-------------------------------------------------------------------------------------
Chemicals  0.6%
    145,424   Air Products & Chemicals, Inc.                             6,821,840
     63,225   Dow Chemical Co.                                           2,135,741
     66,889   E.I. du Pont de Nemours & Co.                              2,843,451

    See Notes to Financial Statements                                      9

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    113,270   Ecolab, Inc.                                        $      4,559,117
     14,582   Praxair, Inc.                                                805,656
     27,753   Rohm & Haas Co.                                              961,086
      7,936   Sigma-Aldrich Corp.                                          312,758
                                                                  ----------------
                                                                        18,439,649
-------------------------------------------------------------------------------------
Commercial Services  0.1%
      1,434   Cintas Corp.                                                  68,832
     40,859   Concord EFS, Inc.(a)                                       1,339,358
     26,910   Convergys Corp.(a)                                         1,008,856
     11,337   Moody's Corp.                                                451,893
                                                                  ----------------
                                                                         2,868,939
-------------------------------------------------------------------------------------
Computer Hardware  3.2%
    738,805   Compaq Computer Corp.                                      7,210,737
    583,804   Dell Computer Corp.(a)                                    15,867,793
    486,842   Hewlett-Packard Co.                                        9,999,734
    505,019   IBM Corp.                                                 61,087,098
                                                                  ----------------
                                                                        94,165,362
-------------------------------------------------------------------------------------
Computer Software & Services  5.3%
      5,892   Adobe Systems, Inc.                                          182,947
    368,000   BEA Systems, Inc.(a)                                       5,667,200
    471,709   BMC Software, Inc.(a)                                      7,721,876
     22,312   Citrix Systems, Inc.(a)                                      505,590
     20,080   Computer Associates International, Inc.                      692,559
     37,594   Electronic Data Systems Corp.                              2,577,069
    126,205   EMC Corp.(a)                                               1,696,195
     37,029   Intuit, Inc.(a)                                            1,584,101
  1,672,787   Microsoft Corp.(a)                                       110,822,139
  1,403,457   Oracle Corp.(a)                                           19,381,741
     15,830   PeopleSoft, Inc.(a)                                          636,366
     19,505   Siebel Systems, Inc.(a)                                      545,750
     97,336   Unisys Corp.(a)                                            1,220,593
     68,424   VERITAS Software Corp.(a)                                  3,067,448
                                                                  ----------------
                                                                       156,301,574

    10                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Containers & Packaging
      5,124   Ball Corp.                                          $        362,267
     12,925   Sealed Air Corp.(a)                                          527,598
                                                                  ----------------
                                                                           889,865
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  0.4%
     32,633   Avon Products, Inc.                                        1,517,435
     44,441   Colgate-Palmolive Co.                                      2,566,468
     15,985   Estee Lauder Cos., Inc.                                      512,479
     37,390   Gillette Co.                                               1,248,826
     84,825   Procter & Gamble Co.                                       6,712,202
                                                                  ----------------
                                                                        12,557,410
-------------------------------------------------------------------------------------
Data Processing/Management  0.3%
     44,396   Automatic Data Processing, Inc.                            2,614,924
     61,090   First Data Corp.                                           4,792,511
                                                                  ----------------
                                                                         7,407,435
-------------------------------------------------------------------------------------
Diversified Manufacturing  4.0%
     49,611   Corning, Inc.(a)                                             442,530
    139,864   Danaher Corp.                                              8,435,198
      5,034   Eaton Corp.                                                  374,580
     36,173   Honeywell International, Inc.                              1,223,371
    246,970   Minnesota Mining & Manufacturing Co.                      29,194,323
    137,100   SPX Corp.(a)                                              18,768,990
  1,001,261   Tyco International Ltd.                                   58,974,273
                                                                  ----------------
                                                                       117,413,265
-------------------------------------------------------------------------------------
Diversified Operations
     52,287   Cendant Corp.(a)                                           1,025,348
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  0.7%
     16,289   Becton, Dickinson & Co.                                      539,980
     68,866   Cardinal Health, Inc.                                      4,452,876
    188,996   Medimmune, Inc.(a)                                         8,759,965
    124,853   Medtronic, Inc.                                            6,393,722
                                                                  ----------------
                                                                        20,146,543

    See Notes to Financial Statements                                     11

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Electronics  0.4%
     89,170   Agilent Technologies, Inc.(a)                       $      2,542,237
     46,299   Analog Devices, Inc.(a)                                    2,055,213
    110,603   Emerson Electric Co.                                       6,315,431
     52,922   Solectron Corp.(a)                                           596,960
     22,039   Xilinx, Inc.(a)                                              860,623
                                                                  ----------------
                                                                        12,370,464
-------------------------------------------------------------------------------------
Electronic Components  0.2%
     12,290   Broadcom Corp.(a)                                            502,292
     55,000   Flextronics International Ltd. (a)                         1,319,450
     43,738   Molex, Inc. (Class A)                                      1,183,113
      9,387   NVIDIA Corp.(a)                                              627,990
     46,255   Sanmina Corp.(a)                                             920,475
                                                                  ----------------
                                                                         4,553,320
-------------------------------------------------------------------------------------
Foods  0.9%
     23,763   Campbell Soup Co.                                            709,801
    162,900   ConAgra Foods, Inc.                                        3,872,133
     46,301   General Mills, Inc.                                        2,408,115
     17,686   H.J. Heinz & Co.                                             727,248
     18,638   Hershey Foods Corp.                                        1,261,793
     96,160   Kraft Foods, Inc. (Class A)                                3,272,325
     56,504   Sara Lee Corp.                                             1,256,084
     80,811   SYSCO Corp.                                                2,118,864
    161,694   Unilever NV(a)                                             9,315,191
                                                                  ----------------
                                                                        24,941,554
-------------------------------------------------------------------------------------
Gaming
      2,760   International Game Technology, Inc.(a)                       188,508
-------------------------------------------------------------------------------------
Gold Mines
     28,887   Barrick Gold Corp. (ADR) (Canada)                            460,748
     18,094   Placer Dome, Inc.                                            197,405
                                                                  ----------------
                                                                           658,153

    12                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Health Care  2.6%
    429,677   HCA, Inc.                                           $     16,559,752
  1,071,700   Health Net, Inc.(a)                                       23,341,626
     40,813   Tenet Healthcare Corp.(a)                                  2,396,539
     33,145   UnitedHealth Group, Inc.                                   2,345,672
    264,500   Wellpoint Health Networks, Inc.(a)                        30,906,825
                                                                  ----------------
                                                                        75,550,414
-------------------------------------------------------------------------------------
Hotels  0.3%
    237,867   Marriott International, Inc. (Class A)                     9,669,294
-------------------------------------------------------------------------------------
Index Trading  0.5%
    131,300   SPDR Trust Series 1                                       14,998,399
-------------------------------------------------------------------------------------
Instrument - Controls
      6,711   Johnson Controls, Inc.                                       541,913
     11,459   PerkinElmer, Inc.                                            401,294
                                                                  ----------------
                                                                           943,207
-------------------------------------------------------------------------------------
Insurance  7.4%
     10,204   ACE, Ltd.                                                    409,691
     12,070   AFLAC, Inc.                                                  296,439
     64,894   Allstate Corp.                                             2,186,928
    970,766   American International Group, Inc.                        77,078,820
         48   Berkshire Hathaway, Inc. (Class A)(a)                      3,628,800
     11,882   Chubb Corp.                                                  819,858
    373,000   CIGNA Corp.                                               34,558,450
    547,825   Hartford Financial Services Group, Inc.                   34,419,845
     22,674   Lincoln National Corp.                                     1,101,276
    593,365   Loews Corp.                                               32,860,554
     41,649   Marsh & McLennan Companies, Inc.                           4,475,185
     67,464   MetLife, Inc.                                              2,137,259
      7,482   MGIC Investment Corp.                                        461,789
      8,616   St. Paul Companies, Inc.                                     378,846
    227,500   XL Capital Ltd. (Class A)                                 20,784,400
                                                                  ----------------
                                                                       215,598,140

    See Notes to Financial Statements                                     13

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Internet
     23,209   Yahoo!, Inc.(a)                                     $        411,728
-------------------------------------------------------------------------------------
Leisure  0.6%
     32,197   Carnival Corp.                                               904,092
    296,363   Harley-Davidson, Inc.                                     16,095,474
                                                                  ----------------
                                                                        16,999,566
-------------------------------------------------------------------------------------
Machinery  0.1%
     15,827   Caterpillar, Inc.                                            826,961
      6,072   Deere & Co.                                                  265,103
     26,461   Dover Corp.                                                  980,909
      8,005   Parker-Hannifin Corp.                                        367,510
                                                                  ----------------
                                                                         2,440,483
-------------------------------------------------------------------------------------
Medical Products & Services  3.1%
    815,838   Abbott Laboratories                                       45,482,968
     57,600   Amersham PLC (ADR) (United Kingdom)                        2,753,856
    565,271   Bristol-Myers Squibb Co.                                  28,828,821
     13,696   Genzyme Corp.(a)                                             819,843
    199,450   Merck & Co., Inc.                                         11,727,660
     26,000   St. Jude Medical, Inc.(a)                                  2,018,900
                                                                  ----------------
                                                                        91,632,048
-------------------------------------------------------------------------------------
Medical Technology  0.3%
    119,350   Baxter International, Inc.                                 6,400,740
     37,952   IMS Health, Inc.                                             740,444
      6,683   Laboratory Corporation of America Holdings(a)                540,321
                                                                  ----------------
                                                                         7,681,505
-------------------------------------------------------------------------------------
Metals-Non Ferrous  2.7%
  2,692,800   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)         34,737,120
  1,267,412   Newmont Mining Corp.                                      24,220,243
    583,600   Phelps Dodge Corp.                                        18,908,640
                                                                  ----------------
                                                                        77,866,003

    14                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Multimedia  2.6%
    524,725   AOL Time Warner, Inc.(a)                            $     16,843,672
    135,345   Comcast Corp. (Class A)(a)                                 4,872,420
      9,886   Gannett Co., Inc.                                            664,636
     12,925   McGraw-Hill Companies., Inc.                                 788,167
    656,200   News Corp. Ltd. (ADR) (Australia)                         17,363,052
     13,333   Univision Communications, Inc. (Class A)(a)                  539,453
    747,101   Viacom, Inc.(Class B)(a)                                  32,984,509
    127,883   Walt Disney Co.                                            2,649,736
                                                                  ----------------
                                                                        76,705,645
-------------------------------------------------------------------------------------
Networking  0.8%
    692,071   Cisco Systems, Inc.(a)                                    12,533,406
      7,846   Network Appliance, Inc.(a)                                   171,592
    772,666   Sun Microsystems, Inc.(a)                                  9,503,792
                                                                  ----------------
                                                                        22,208,790
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
      8,889   Avery Dennison Corp.                                         502,495
     19,137   Pitney Bowes, Inc.                                           719,743
    142,400   Staples, Inc.(a)                                           2,662,880
                                                                  ----------------
                                                                         3,885,118
-------------------------------------------------------------------------------------
Oil Field Services  0.3%
    442,500   Halliburton Co.                                            5,796,750
     54,826   Schlumberger, Ltd.                                         3,012,689
     24,763   Weatherford International, Inc.(a)                           922,669
                                                                  ----------------
                                                                         9,732,108
-------------------------------------------------------------------------------------
Oil & Gas Drilling  1.0%
     49,430   GlobalSantaFe Corp.                                        1,409,744
     38,592   Nabors Industries, Inc.(a)                                 1,324,863
    775,400   Transocean Sedco Forex, Inc.(a)                           26,224,028
                                                                  ----------------
                                                                        28,958,635
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  5.0%
    331,300   Amerada Hess Corp.                                        20,706,250
    317,500   Anadarko Petroleum Corp.                                  18,049,875

    See Notes to Financial Statements                                     15

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     13,971   BP Amoco PLC ADR (United Kingdom)                   $        649,791
     34,283   Burlington Resources, Inc.                                 1,286,984
     82,376   ChevronTexaco Corp.                                        7,381,713
  1,006,481   Conoco, Inc.                                              28,483,412
     53,973   Devon Energy Corp.                                         2,086,057
     51,668   Dynegy, Inc. (Class A)                                     1,317,534
    289,400   Kerr-McGee Corp.                                          15,859,120
    490,311   Phillips Petroleum Co.                                    29,546,141
    168,587   Royal Dutch Petroleum Co. (ADR) (Netherlands)(a)           8,264,135
    173,000   TotalFinaElf SA (France)                                  12,151,520
                                                                  ----------------
                                                                       145,782,532
-------------------------------------------------------------------------------------
Oil & Gas Production/Pipeline  2.1%
    837,275   El Paso Corp.                                             37,350,838
     24,896   Kinder Morgan, Inc.                                        1,386,458
    867,762   Williams Companies, Inc.                                  22,145,286
                                                                  ----------------
                                                                        60,882,582
-------------------------------------------------------------------------------------
Paper & Forest Products  1.4%
     11,064   Bowater, Inc.                                                527,753
     36,279   International Paper Co.                                    1,463,857
    232,270   Kimberly-Clark Corp.                                      13,889,746
    348,200   Temple-Inland, Inc.                                       19,753,386
    103,100   UPM-Kymmene Oyj (ADR) (Finland)                            3,443,540
     25,985   Weyerhaeuser Co.                                           1,405,269
      7,165   Willamette Industries, Inc.                                  373,440
                                                                  ----------------
                                                                        40,856,991
-------------------------------------------------------------------------------------
Petroleum Services  1.3%
    979,929   Exxon Mobil Corp.(b)                                      38,511,210
-------------------------------------------------------------------------------------
Pharmaceuticals  7.7%
      9,931   Allergan, Inc.                                               745,322
    654,842   American Home Products Corp.                              40,181,105
     26,600   Cephalon, Inc.(a)                                          2,010,561
    171,101   Eli Lilly & Co.                                           13,438,273
    519,142   Johnson & Johnson                                         30,681,292

    16                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    447,900   Novartis AG (ADR) (Switzerland)(a)                  $     16,348,350
  1,026,824   Pfizer, Inc.(b)                                           40,918,936
    779,745   Pharmacia Corp.                                           33,256,124
    617,600   Sepracor Inc.(a)                                          35,240,256
    174,400   Teva Pharmaceutical Industries Ltd. (ADR)
               (Israel)                                                 10,748,272
                                                                  ----------------
                                                                       223,568,491
-------------------------------------------------------------------------------------
Publishing  0.8%
     96,800   Knight-Ridder, Inc.                                        6,285,224
    349,388   New York Times Co. (Class A)                              15,111,031
     34,012   Tribune Co.                                                1,273,069
                                                                  ----------------
                                                                        22,669,324
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.1%
    108,100   CarrAmerica Realty Corp.                                   3,253,810
     17,504   Equity Office Properties Trust                               526,520
      9,931   Starwood Hotels & Resorts Worldwide, Inc.                    296,441
                                                                  ----------------
                                                                         4,076,771
-------------------------------------------------------------------------------------
Restaurants  1.0%
    764,900   Darden Restaurants, Inc.                                  27,077,460
    103,304   McDonald's Corp.                                           2,734,457
                                                                  ----------------
                                                                        29,811,917
-------------------------------------------------------------------------------------
Retail  5.3%
     22,855   Bed Bath & Beyond, Inc.(a)                                   774,785
      8,480   Best Buy Co., Inc.(a)                                        631,590
    208,200   Circuit City Stores-Circuit City Group                     5,402,790
    544,053   Costco Wholesale Corp. (Class A)                          24,145,072
     39,952   CVS Corp.                                                  1,182,579
     11,564   Family Dollar Stores, Inc.                                   346,689
    552,927   Federated Department Stores, Inc.(a)                      22,614,714
     38,773   Gap, Inc.                                                    540,496
    940,601   Home Depot, Inc.                                          47,980,057
      6,984   Kohl's Corp.(a)                                              491,953
    160,184   Kroger Co.(a)                                              3,343,040
     64,032   Lowe's Companies, Inc.                                     2,971,725
      8,798   May Department Stores Co.                                    325,350

    See Notes to Financial Statements                                     17

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    483,902   Safeway Inc.(a)                                     $     20,202,909
     13,060   Sherwin-Williams Co.                                         359,150
     44,441   Starbucks Corp.(a)                                           846,601
    119,448   Target Corp.                                               4,903,341
    311,726   Wal-Mart Stores, Inc.(b)                                  17,939,831
     44,396   Walgreen Co.                                               1,494,369
                                                                  ----------------
                                                                       156,497,041
-------------------------------------------------------------------------------------
Semiconductors  3.6%
    198,289   Applied Materials, Inc.(a)                                 7,951,389
  1,081,902   Intel Corp.                                               34,025,818
     34,172   Linear Technology Corp.                                    1,334,075
    877,928   Micron Technology, Inc.(a)                                27,215,768
     58,000   National Semiconductor Corp.(a)                            1,785,820
     17,527   Novellus Systems, Inc.(a)                                    691,440
     64,200   Teradyne, Inc.(a)                                          1,934,988
  1,119,551   Texas Instruments, Inc.                                   31,347,428
                                                                  ----------------
                                                                       106,286,726
-------------------------------------------------------------------------------------
Specialty/Retail
     18,275   Tiffany & Co.                                                575,114
-------------------------------------------------------------------------------------
Steel - Producers
      4,600   Nucor Corp.                                                  243,616
-------------------------------------------------------------------------------------
Telecommunications  4.2%
     27,209   ADC Telecommunications, Inc.(a)                              125,161
     15,811   ALLTEL Corp.                                                 976,013
  2,264,927   AT&T Corp.                                                41,085,776
     94,445   BellSouth Corp.                                            3,603,077
     22,085   CIENA Corp.(a)                                               316,036
    168,800   Comverse Technology, Inc.(a)                               3,776,056
     84,224   JDS Uniphase Corp.(a)                                        731,064
    157,949   Lucent Technologies, Inc.                                    993,499
     45,303   QUALCOMM, Inc.(a)                                          2,287,802
    115,266   Qwest Communications International, Inc.(a)                1,628,709
    385,644   SBC Communications, Inc.                                  15,105,676
    824,161   Sprint Corp.                                              19,953,048

    18                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    650,832   Verizon Communications                              $     30,888,487
    156,054   WorldCom, Inc.-WorldCom Group(a)                           2,197,240
                                                                  ----------------
                                                                       123,667,644
-------------------------------------------------------------------------------------
Tobacco  1.8%
  1,154,653   Philip Morris Companies, Inc.                             52,940,840
-------------------------------------------------------------------------------------
Transportation  0.5%
     38,637   Burlington Northern Santa Fe Corp.                         1,102,314
    195,400   Canadian National Railway Co.                              9,433,912
      7,360   CSX Corp.                                                    257,968
     19,726   FedEx Corp.(a)                                             1,023,385
     14,965   Norfolk Southern Corp.                                       274,308
     18,820   Union Pacific Corp.                                        1,072,740
        903   United Parcel Service, Inc. (Class B)                         49,213
                                                                  ----------------
                                                                        13,213,840
-------------------------------------------------------------------------------------
Travel Services
      8,752   Sabre Holdings Corp.(a)                                      370,647
-------------------------------------------------------------------------------------
Utilities - Electric & Gas  1.5%
     41,221   AES Corp.(a)                                                 673,963
     56,504   Calpine Corp.(a)                                             948,702
     31,245   Dominion Resources, Inc.                                   1,877,825
     79,088   Duke Energy Co.                                            3,104,995
     28,116   Entergy Corp.                                              1,099,617
     75,044   Exelon Corp.                                               3,593,107
    634,100   FirstEnergy Corp.                                         22,180,818
     22,769   Mirant Corp.(a)                                              364,759
     18,139   NiSource, Inc.                                               418,285
    321,211   Southern Co.                                               8,142,699
     34,011   TXU Corp.                                                  1,603,619
                                                                  ----------------
                                                                        44,008,389
-------------------------------------------------------------------------------------
Waste Management
     41,766   Waste Management, Inc.                                     1,332,753

    See Notes to Financial Statements                                     19

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Wireless/Communications Equipment  1.9%
    675,106   AT&T Wireless Services, Inc.(a)                     $      9,701,273
    194,592   Motorola, Inc.                                             2,922,772
    293,716   Nextel Communications, Inc. (Class A)(a)                   3,219,127
  1,196,300   Nokia Corp. (ADR) (Finland)                               29,345,239
    196,359   Nortel Networks Corp.                                      1,472,693
    359,021   Vodafone Group PLC (ADR) (United Kingdom)                  9,219,659
                                                                  ----------------
                                                                        55,880,763
                                                                  ----------------
              Total common stocks
               (cost $2,820,885,528)                                 2,828,977,315
                                                                  ----------------
PREFERRED STOCKS  0.2%
-------------------------------------------------------------------------------------
Computer Software & Services  0.2%
     85,700   Electronic Data Systems Corp. (Cum. Conv.),
               7.625%
               (cost $4,285,000)                                         4,820,625
                                                                  ----------------

CORPORATE BONDS  0.1%
             Principal
Moody's      Amount
Rating       (000)
-----------------------------------------------------------------------------------------
Semiconductors  0.1%
                              Teradyne, Inc.,
                               3.75%, 10/15/06
                               (cost $3,329,006)                          4,059,431
NR           $    2,955
                                                                     --------------
                              Total long-term investments
                               (cost $2,828,499,534)                  2,837,857,371
                                                                     --------------

SHORT-TERM INVESTMENTS  3.4%
Shares
----------------------------------------------------------------------------------------
Investment Companies  2.7%
 78,293,595   Prudential Core Investment Fund
               Taxable Money Market Series
               (cost $78,293,595; Note 3)                               78,293,595
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Principal
Amount
(000)        Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Repurchase Agreement  0.7%
$   21,691   Joint Repurchase Agreement Account,
              1.64%, 1/2/02
              (cost $21,691,000; Note 6)                           $     21,691,000
                                                                   ----------------
             Total short-term investments
              (cost $99,984,595)                                         99,984,595
                                                                   ----------------
             Total Investments  100.3%
             (cost $2,928,484,129; Note 5)                            2,937,841,966
             Liabilities in excess of other assets  (0.3%)               (9,653,551)
                                                                   ----------------
             Net Assets  100%                                      $  2,928,188,415
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) Security segregated as collateral for financial futures contracts.
ADR--American Depository Receipt.
PLC--Public Liability Company (British Company).
NR--Not Rated by Moody's or Standard & Poor's.
NV--Naamloze Vennootschaap (Dutch Company).
SA--Societe Anonyme (French Corporation).
AG--Aktiengesellschaft (German Company).
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     21

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,928,484,129)                      $ 2,937,841,966
Cash                                                                      36,166
Receivable for investments sold                                        6,654,547
Dividends and interest receivable                                      2,981,184
Receivable for Fund shares sold                                        2,377,621
Deferred expenses and other assets                                       226,594
                                                                -----------------
      Total assets                                                 2,950,118,078
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    12,374,094
Payable for investments purchased                                      6,162,742
Distribution fee payable                                               1,248,532
Management fee payable                                                 1,155,110
Accrued expenses and other liabilities                                   862,364
Due to broker-variation margin                                           126,821
                                                                -----------------
      Total liabilities                                               21,929,663
                                                                -----------------
NET ASSETS                                                       $ 2,928,188,415
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     2,088,260
   Paid-in capital in excess of par                                2,986,997,667
                                                                -----------------
                                                                   2,989,085,927
   Undistributed net investment income                                    63,196
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (70,546,797)
   Net unrealized appreciation (depreciation) on
      investments and foreign currencies                               9,586,089
                                                                -----------------
Net assets, December 31, 2001                                    $ 2,928,188,415
                                                                -----------------
                                                                -----------------

    22                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,697,620,878 / 120,728,781 shares of common stock
      issued and outstanding)                                             $14.06
   Maximum sales charge (5% of offering price)                               .74
                                                                -----------------
   Maximum offering price to public                                       $14.80
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($966,065,762 / 69,254,152 shares of common stock
      issued and outstanding)                                             $13.95
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($61,722,538 / 4,424,890 shares of common stock issued
      and outstanding)                                                    $13.95
   Sales charge (1% of offering price)                                       .14
                                                                -----------------
   Offering price to public                                               $14.09
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($202,779,237 / 14,418,176 shares of common stock
      issued and outstanding)                                             $14.06
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     23

       Prudential Equity Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $633,877)       $  38,813,164
   Interest                                                           3,331,646
                                                                -----------------
      Total income                                                   42,144,810
                                                                -----------------
Expenses
   Management fee                                                    15,198,551
   Distribution fee--Class A                                          4,555,090
   Distribution fee--Class B                                         11,824,468
   Distribution fee--Class C                                            641,973
   Transfer agent's fees and expenses                                 4,640,000
   Reports to shareholders                                            2,010,000
   Custodian's fees and expenses                                        305,000
   Legal fees and expenses                                              100,000
   Registration fees                                                    100,000
   Directors' fees                                                       39,000
   Audit fees                                                            30,000
   Miscellaneous                                                         83,826
                                                                -----------------
      Total expenses                                                 39,527,908
                                                                -----------------
Net investment income                                                 2,616,902
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                          (55,328,136)
   Financial futures contracts                                       (4,508,862)
   Written options                                                        2,368
   Foreign currency transactions                                            127
                                                                -----------------
                                                                    (59,834,503)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                     (403,181,812)
   Foreign currencies                                                      (210)
   Financial futures contracts                                          228,462
                                                                -----------------
                                                                   (402,953,560)
                                                                -----------------
Net loss on investments                                            (462,788,063)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(460,171,161)
                                                                -----------------
                                                                -----------------

    24                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2001                 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $     2,616,902      $    28,212,190
   Net realized gain (loss) on investments
      and foreign currency transactions           (59,834,503)         903,511,270
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                         (402,953,560)        (823,987,383)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                  (460,171,161)         107,736,077
                                             -----------------    -----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                      (1,822,085)         (23,008,458)
      Class B                                              --           (6,137,984)
      Class C                                              --             (244,523)
      Class Z                                        (724,011)          (3,750,982)
                                             -----------------    -----------------
                                                   (2,546,096)         (33,141,947)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                    (113,773,393)        (292,683,056)
      Class B                                     (77,305,967)        (238,381,214)
      Class C                                      (4,039,131)         (10,015,506)
      Class Z                                     (14,435,762)         (39,016,835)
                                             -----------------    -----------------
                                                 (209,554,253)        (580,096,611)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Proceeds from shares sold                      596,168,344        2,786,295,380
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               204,735,137          590,219,826
   Cost of shares reacquired                   (1,030,987,380)      (4,019,561,411)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions               (230,083,899)        (643,046,205)
                                             -----------------    -----------------
Total decrease                                   (902,355,409)      (1,148,548,686)
NET ASSETS
Beginning of year                               3,830,543,824        4,979,092,510
                                             -----------------    -----------------
End of year(a)                                $ 2,928,188,415      $ 3,830,543,824
                                             -----------------    -----------------
                                             -----------------    -----------------
---------------
(a) Includes undistributed net investment
    income                                    $        63,196      $            --
                                             -----------------    -----------------

    See Notes to Financial Statements                                     25

       Prudential Equity Fund, Inc.
             Notes to Financial Statements

      Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last reported sale price on such exchange or system on the day of valuation or, if there was no sale reported on such day, at the mean between the last reported bid and asked price on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager') formerly known as Prudential Investment Fund Management ('PIFM'), in consultation with the subadvisers to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides valuation methodology that, in the judgement of the Manager or subadviser(s) (or valuation committee or Board of Directors), does not represent fair value, are valued by the valuation committee or Board of Directors in consultation with the Manager or subadviser(s).

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost as supplied by an independent pricing agent or principal market maker.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery
                                                                          27

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI, formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises each subadviser's performance of such services. Pursuant to subadvisers agreements between PI and each of Jennison Associates LLC ('Jennison'), GE Asset Management, Inc., ('GEAM') and Salomon Brothers Asset Management, Inc. ('Salomon'), these subadvisers are responsible for the day-to-day management of each portion of the Fund they manage with Jennison managing approximately half of the assets and the other two subadvisers each managing approximately 25% of assets. PI pays for the services of Jennison, GEAM and Salomon, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.
                                                                          29

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1% of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 2001, respectively.

      PIMS has advised the Fund that it has received approximately $422,100 and $29,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2001, it received approximately $1,373,700 and $9,200 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternate source of funding for capital share redemptions.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund utilized the line of credit during the year ended December 31, 2001. The average daily balance, for the 5 days the Fund had debt outstanding during the year ended was approximately $4,076,400 at a weighted average interest rate of approximately 4.97%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an a indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $3,856,500 for the services of PMFS. As of December 31, 2001, approximately $292,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended December 31, 2001, Prudential Securities Incorporated ('PSI'), an indirect wholly owned subsidiary of Prudential, earned $26,239 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of December 31, 2001, the Fund earned income from the Series of approximately $68,894 by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 aggregated $4,974,036,032 and $5,433,702,834, respectively.

      During the year ended December 31, 2001, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2001 are as follows:

                                                   Value at         Value at
Number of                          Expiration        Trade        December 31,       Unrealized
Contracts           Type              Date           Date             2001          Appreciation
---------     -----------------    -----------    -----------     ------------     ---------------
               Long Position:
    49             S&P 500         Mar. 2002      $13,849,238     $ 14,077,700        $ 228,462
                                                                                   ---------------
                                                                                   ---------------

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in options written during the year ended December 31, 2001, were as follows:

                                                                Number of      Premiums
                                                                Contracts      Received
                                                                ---------      ---------
Options outstanding at December 31, 2000                             --        $      --
Options written                                                      63          204,368
Options terminated in closing purchase transactions                 (63)        (204,368)
                                                                    ---        ---------
Options outstanding at December 31, 2001                             --        $      --
                                                                    ---        ---------
                                                                    ---        ---------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were to decrease undistributed net investment income and accumulated realized loss by $7,610 for realized foreign currency losses and the reclassification of a distribution. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended December 31, 2001, the tax character of dividends paid of $2,553,833 was ordinary income and $209,546,516 was long-term capital gains.

      As of December 31, 2001, the accumulated undistributed ordinary income on a tax basis was $63,196. This differs from the amount shown on the statement of assets and liabilities primarily due to cumulative timing differences. As of December 31, 2001, the capital loss carryforward for tax purposes is approximately $5,750,100 which expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $33,388,642 as having incurred in the following fiscal year and deferred losses on wash sales of $31,179,594.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments and the unrealized (depreciation) as of December 31, 2001 were as follows:

                                                                           Total Net
                                                        Other Cost        Unrealized
   Tax Basis       Appreciation      Depreciation       Adjustments      Depreciation
---------------   ---------------   ---------------   ---------------   ---------------
$2,959,663,723     $246,906,355      $268,728,112         $(209)         $(21,821,966)

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Other cost adjustments are atributable to unrealized depreciation of foreign currency at year end.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2001, the Fund had a 9.4% undivided interest in the joint account. The undivided interest for the Fund represents $21,691,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Bear, Stearns & Co. Inc., 1.65%, in the principal amount of $77,239,000, repurchase price $77,246,080, due 1/2/02. The value of the collateral including accrued interest was $78,861,395.

      Goldman, Sachs & Co., 1.68%, in the principal amount of $77,239,000 repurchase price $77,246,208, due 1/2/02. The value of the collateral including accrued interest was $77,239,542.

      UBS Warburg, 1.60%, in the principal amount of $77,238,000, repurchase price $77,244,865, due 1/2/02. The value of the collateral including accrued interest was $78,784,730.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
                                                                          33

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                29,354,404    $   446,585,110
Shares issued in reinvestment of dividends                  6,886,385        110,555,376
Shares reacquired                                         (48,149,337)      (724,015,055)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (11,908,548)      (166,874,569)
Shares issued upon conversion from Class B                 13,232,374        196,651,665
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,323,826    $    29,777,096
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               127,680,427    $ 2,348,271,247
Shares issued in reinvestment of dividends                 17,982,498        300,644,201
Shares reacquired                                        (161,663,950)    (2,967,462,415)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (16,001,025)      (318,546,967)
Shares issued upon conversion from Class B                 19,276,459        349,094,680
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               3,275,434    $    30,547,713
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                 4,856,542    $    73,568,129
Shares issued in reinvestment of dividends                  4,688,465         75,131,233
Shares reacquired                                         (14,178,598)      (213,062,089)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                              (4,633,591)       (64,362,727)
Shares reacquired upon conversion into Class A            (13,301,578)      (196,651,665)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (17,935,169)   $  (261,014,392)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                17,194,266    $   314,076,344
Shares issued in reinvestment of dividends                 14,185,775        237,002,406
Shares reacquired                                         (46,930,282)      (851,861,206)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (15,550,241)      (300,782,456)
Shares reacquired upon conversion into Class A            (19,337,962)      (349,094,680)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (34,888,203)   $  (649,877,136)
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                 1,542,455    $    23,508,507
Shares issued in reinvestment of dividends                    247,235          3,961,612
Shares reacquired                                          (1,326,989)       (19,731,051)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 462,701    $     7,739,068
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                 1,825,916    $    33,451,558
Shares issued in reinvestment of dividends                    600,321         10,009,520
Shares reacquired                                          (2,759,925)       (49,825,633)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (333,688)   $    (6,364,555)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                 3,380,824    $    52,506,598
Shares issued in reinvestment of dividends                    943,342         15,086,916
Shares reacquired                                          (4,927,673)       (74,179,185)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (603,507)   $    (6,585,671)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                 4,954,535    $    90,496,231
Shares issued in reinvestment of dividends                  2,544,908         42,563,699
Shares reacquired                                          (8,276,008)      (150,412,157)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (776,565)   $   (17,352,227)
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Equity Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $     16.99
                                                                -----------------
Income from investment operations
Net investment income                                                      .05
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (1.99)
                                                                -----------------
      Total from investment operations                                   (1.94)
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.02)
Distributions from net realized capital gains                             (.97)
                                                                -----------------
      Total distributions                                                 (.99)
                                                                -----------------
Net asset value, end of year                                       $     14.06
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                        (12.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,697,621
Average net assets (000)                                           $ 1,822,036
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .93%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .68%
   Net investment income                                                   .34%
   For Classes A, B, C and Z shares:
      Portfolio turnover                                                   155%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.

    36                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
   $    19.29           $    19.76           $    19.85           $    17.26
----------------     ----------------     ----------------     ----------------
          .20                  .26                  .31                  .38
          .55                 2.15                 1.37                 3.70
----------------     ----------------     ----------------     ----------------
          .75                 2.41                 1.68                 4.08
----------------     ----------------     ----------------     ----------------
         (.22)                (.27)                (.28)                (.36)
        (2.83)               (2.61)               (1.49)               (1.13)
----------------     ----------------     ----------------     ----------------
        (3.05)               (2.88)               (1.77)               (1.49)
----------------     ----------------     ----------------     ----------------
   $    16.99           $    19.29           $    19.76           $    19.85
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         4.73%               12.50%                8.41%               23.88%
   $2,028,525           $2,240,250           $2,290,659           $1,912,802
   $1,983,138           $2,217,410           $2,088,616           $1,709,030
          .87%                 .86%                 .85%                 .88%
          .62%                 .61%                 .60%                 .63%
         1.01%                1.25%                1.41%                1.87%
           63%                   9%                  25%                  13%

    See Notes to Financial Statements                                     37

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $     16.97
                                                                -----------------
Income from investment operations
Net investment income (loss)                                              (.07)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    (1.98)
                                                                -----------------
      Total from investment operations                                   (2.05)
                                                                -----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.97)
                                                                -----------------
      Total distributions                                                 (.97)
                                                                -----------------
Net asset value, end of year                                       $     13.95
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                        (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $   966,066
Average net assets (000)                                           $ 1,182,447
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.68%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .68%
   Net investment income (loss)                                           (.40)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.

    38                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
   $    19.26           $    19.73           $    19.83           $    17.24
----------------     ----------------     ----------------     ----------------
          .11                  .13                  .14                  .22
          .50                 2.12                 1.37                 3.72
----------------     ----------------     ----------------     ----------------
          .61                 2.25                 1.51                 3.94
----------------     ----------------     ----------------     ----------------
         (.07)                (.11)                (.12)                (.22)
        (2.83)               (2.61)               (1.49)               (1.13)
----------------     ----------------     ----------------     ----------------
        (2.90)               (2.72)               (1.61)               (1.35)
----------------     ----------------     ----------------     ----------------
   $    16.97           $    19.26           $    19.73           $    19.83
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         3.93%               11.69%                7.55%               23.05%
   $1,479,532           $2,351,200           $2,923,060           $3,090,767
   $1,785,239           $2,666,269           $3,135,980           $2,924,413
         1.62%                1.61%                1.60%                1.63%
          .62%                 .61%                 .60%                 .63%
          .26%                 .49%                 .66%                1.12%

    See Notes to Financial Statements                                     39

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 16.97
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.06)
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (1.99)
                                                                    --------
      Total from investment operations                                 (2.05)
                                                                    --------
Less distributions
Dividends from net investment income                                      --
Distributions from net realized capital gains                           (.97)
                                                                    --------
      Total distributions                                               (.97)
                                                                    --------
Net asset value, end of year                                         $ 13.95
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $61,722
Average net assets (000)                                             $64,197
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.68%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .68%
   Net investment income (loss)                                         (.40)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads.

    40                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  19.26             $  19.73             $  19.83             $  17.24
    --------             --------             --------             --------
         .04                  .10                  .16                  .25
         .57                 2.15                 1.35                 3.69
    --------             --------             --------             --------
         .61                 2.25                 1.51                 3.94
    --------             --------             --------             --------
        (.07)                (.11)                (.12)                (.22)
       (2.83)               (2.61)               (1.49)               (1.13)
    --------             --------             --------             --------
       (2.90)               (2.72)               (1.61)               (1.35)
    --------             --------             --------             --------
    $  16.97             $  19.26             $  19.73             $  19.83
    --------             --------             --------             --------
    --------             --------             --------             --------
        3.93%               11.69%                7.55%               23.05%
    $ 67,237             $ 82,737             $ 88,839             $ 72,244
    $ 67,999             $ 86,078             $ 82,907             $ 60,434
        1.62%                1.61%                1.60%                1.63%
         .62%                 .61%                 .60%                 .63%
         .26%                 .50%                 .67%                1.11%

    See Notes to Financial Statements                                     41

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   16.99
                                                                -----------------
Income from investment operations
Net investment income                                                     .09
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (2.00)
                                                                -----------------
   Total from investment operations                                     (1.91)
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.05)
Distributions from net realized capital gains                            (.97)
                                                                -----------------
      Total distributions                                               (1.02)
                                                                -----------------
Net asset value, end of year                                        $   14.06
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                       (11.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 202,779
Average net assets (000)                                            $ 225,442
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .68%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .68%
   Net investment income                                                  .60%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    42                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  19.30             $  19.76             $  19.87             $  17.26
----------------     ----------------     ----------------     ----------------
         .25                  .31                  .35                  .42
         .54                 2.16                 1.36                 3.72
----------------     ----------------     ----------------     ----------------
         .79                 2.47                 1.71                 4.14
----------------     ----------------     ----------------     ----------------
        (.27)                (.32)                (.33)                (.40)
       (2.83)               (2.61)               (1.49)               (1.13)
----------------     ----------------     ----------------     ----------------
       (3.10)               (2.93)               (1.82)               (1.53)
----------------     ----------------     ----------------     ----------------
    $  16.99             $  19.30             $  19.76             $  19.87
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.95%               12.81%                8.56%               24.29%
    $255,250             $304,906             $307,921             $267,121
    $269,633             $302,528             $311,816             $ 57,646
         .62%                 .61%                 .60%                 .63%
         .62%                 .61%                 .60%                 .63%
        1.26%                1.50%                1.67%                2.11%

    See Notes to Financial Statements                                     43

       Prudential Equity Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 13, 2002

       Prudential Equity Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 2001.

      During 2001, the Fund paid dividends of $0.989 per Class A share, $0.974 per Class B share, $0.974 per Class C share and $1.024 per Class Z share. Of these amounts, $0.974 per Class A, B, C and Z shares present distributions from long-term capital gains and is taxable as such. The remaining $0.015 per Class A share and $0.050 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). Further, we wish to advise you that 100% of the ordinary income dividends paid in 2001 qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          45

  Prudential Equity Fund, Inc.        www.PruFN.com       (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With the Fund          Served***
                       -------------------------------------------------------------------------
                       Saul K. Fenster, Ph.D. (68)          Director               since 2000

                       Delayne Dedrick Gold (63)            Director               since 1982

                       Douglas H. McCorkindale (62)         Director               since 1996

                       W. Scott McDonald, Jr. (64)          Director               since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Saul K. Fenster, Ph.D. (68)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) of Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Douglas H. McCorkindale (62)     Formerly Vice Chairman (March 1984 -            75
                                                        May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (64)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1995 - 1997),
                                                        Scott McDonald & Associates, Chief
                                                        Operating Officer (1991 - 1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975 - 1991), Drew
                                                        University, interim President (1988 -
                                                        1990), Drew University and founding
                                                        Director of School, College and
                                                        University Underwriters Ltd.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Saul K. Fenster, Ph.D. (68)      Director (since 2000), Board
                                                        of Directors of IDT
                                                        Corporation.

                       Delayne Dedrick Gold (63)

                       Douglas H. McCorkindale (62)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense);
                                                        Director of The High Yield
                                                        Plus Fund, Inc. (since
                                                        1996).

    46                                                                    47

  Prudential Equity Fund, Inc.         www.PruFN.com     (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With the Fund          Served***
                       -------------------------------------------------------------------------
                       Thomas T. Mooney (60)                Director               since 1986

                       Stephen P. Munn (59)                 Director               since 1996

                       Richard A. Redeker (58)              Director               since 1993
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988 - 2001) and President of
                                                        Carlisle Companies Incorporated.

                       Richard A. Redeker (58)          Formerly management consultant of               73
                                                        Investmart, Inc. (August 2001 -
                                                        October 2001); formerly employee of
                                                        Prudential Investments (October 1996
                                                        -January 1998); formerly, President,
                                                        Chief Executive Officer and Director
                                                        (October 1993 - September 1996) of
                                                        Prudential Mutual Fund Management,
                                                        (PMF) Inc.; Executive Vice President,
                                                        Director and Member of the Operating
                                                        Committee (October 1993 - September
                                                        1996) of Prudential Securities
                                                        Incorporated (Prudential Securities);
                                                        Director (October 1993 - September
                                                        1996) of Prudential Securities Group,
                                                        Inc.; Executive Vice President
                                                        (January 1994 - September 1996) of
                                                        The Prudential Investment
                                                        Corporation; Director (January 1994 -
                                                        September 1996) of Prudential Mutual
                                                        Fund Distributors, Inc. and
                                                        Prudential Mutual Fund Services, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1998) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    48                                                                    49

   Prudential Equity Fund, Inc.        www.PruFN.com       (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With the Fund          Served***
                       -------------------------------------------------------------------------
                       Robin B. Smith (62)                  Director               since 1996

                       Louis A. Weil, III (60)              Director               since 1996

                       Clay T. Whitehead (63)               Director               since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Robin B. Smith (62)              Chairman and Chief Executive Officer            69
                                                        (since August 1996) of Publishers
                                                        Clearing House (publishing), formerly
                                                        President and Chief Executive Officer
                                                        (January 1988 - August 1996) of
                                                        Publishers Clearing House.

                       Louis A. Weil, III (60)          Formerly Chairman (January 1999 -               73
                                                        July 2000), President and Chief
                                                        Executive Officer (January 1996 -
                                                        July 2000) and Director (since
                                                        September 1991) of Central
                                                        Newspapers, Inc.; formerly Chairman
                                                        of the Board (January 1996 - July
                                                        2000), Publisher and Chief Executive
                                                        Officer (August 1991 - January 1995)
                                                        of Phoenix Newspapers, Inc.

                       Clay T. Whitehead (63)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Robin B. Smith (62)              Director of BellSouth
                                                        Corporation (since 1992),
                                                        and Kmart Corporation
                                                        (retail) (since 1996).


    50                                                                    51

       Prudential Equity Fund, Inc.     www.PruFN.com    (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         since 1996
                                                            and Director

                       *David R. Odenath, Jr (44).          President and          since 1999
                                                            Director

                       *Judy A. Rice (54)                   Vice President         since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987 - May
                                                        1999) of Prudential Securities
                                                        Incorporated (Prudential Securities);
                                                        formerly Chief Administrative Officer
                                                        (July 1989 - September 1996),
                                                        Director (January 1989 - September
                                                        1996) and Executive Vice President,
                                                        Treasurer and Chief Financial Officer
                                                        (June 1987 - December 1996) of
                                                        Prudential Mutual Fund Management,
                                                        Inc. (PMF); Vice President and
                                                        Director (since May, 1992) of
                                                        Nicholas-Applegate Fund, Inc.

                       *David R. Odenath, Jr (44).      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993 - May 1999) of
                                                        PaineWebber Group, Inc.

                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992 - 1999)
                                                        of Prudential Securities; and various
                                                        positions to Managing Director (1975
                                                        -1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.


    52                                                                    53

       Prudential Equity Fund, Inc.      www.PruFN.com     (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.

      Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With the Fund          Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          since 1998
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Marguerite E.H. Morrison (45)        Secretary              since 1999

                       William V. Healey (48)               Assistant              since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993 - 1999) of Prudential
                                                        Securities.

                       Marguerite E.H. Morrison (45)    Vice President and Chief Legal
                                                        Officer--Mutual Funds and Unit
                                                        Investment Trusts (since August 2001)
                                                        of Prudential; Assistant Secretary
                                                        (since February 2001) of PI;
                                                        previously Vice President and
                                                        Associate General Counsel (December
                                                        1996 - February 2001) of PI and Vice
                                                        President and Associate General
                                                        counsel (September 1987 - September
                                                        1996) of Prudential Securities.

                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of Prudential Mutual
                                                        Fund Services LLC; Director (since
                                                        June 1999) of ICI Mutual Insurance
                                                        Company; prior to August 1998,
                                                        Associate General Counsel of the
                                                        Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

    54                                                                    55

    Prudential Equity Fund, Inc.       www.PruFN.com      (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With the Fund          Served***
                       -------------------------------------------------------------------------
                       Maria G. Master (31)                 Assistant              since 2001
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Maria G. Master (31)             Vice President and Corporate Counsel
                                                        (since August 2001) of Prudential;
                                                        formerly Financial/Economic Analyst
                                                        with the Federal Reserve Bank of New
                                                        York (April 1999 - July 2001),
                                                        Associate Attorney of Swidler Berlin
                                                        Shereff Friedman LLP (March 1997 -
                                                        April 1999) and Associate Attorney of
                                                        Riker, Danzig, Scherer, Hyland &
                                                        Perretti LLP (August 1995 - March
                                                        1997).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.

   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.

  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

  56                                                                    57

Prudential Equity Fund, Inc.

Class A    Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 12/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -16.53%       5.72%        11.28%        11.52%
Without Sales Charge   -12.14%       6.81%        11.86%        12.00%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account
values at the beginning of the 10-year
period (December 31, 1991) and the account values at the end of the current fiscal year
(December 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.The Russell 1000 Index consists of the 1,000 largest securities in the Russell
3000 Index. This large-capitalization,
market-oriented index represents the
universe of stocks from which most active money managers typically select. The Russell
1000 Index is highly correlated with the S&P 500 Index. The Russell 3000 Index is composed of the 3,000 largest U.S.
securities, as determined by total market capitalization. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                       www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 12/31/01

                        One Year    Five Years   Ten Years    Since Inception
With Sales Charge       -16.91%        5.89%       11.01%         13.86%
Without Sales Charge    -12.80%        6.02%       11.01%         13.86%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account
values at the beginning of the 10-year
period (December 31, 1991) and the account values at the end of the current fiscal year
(December 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated with the S&P 500 Index. The Russell 3000
Index is composed of the 3,000 largest U.S.
securities, as determined by total market capitalization. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential Equity Fund, Inc.

Class C     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 12/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -14.48%       5.81%         N/A           10.00%
Without Sales Charge   -12.80%       6.02%         N/A           10.15%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account
values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated with the S&P 500 Index. The Russell 3000
Index is composed of the 3,000 largest U.S.
securities, as determined by total market capitalization. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                  www.PruFN.com     (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/01

    One Year    Five Years    Ten Years    Since Inception
    -11.93%       7.07%          N/A           8.38%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account
values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated with the S&P 500 Index. The Russell 3000
Index is composed of the 3,000 largest U.S.
securities, as determined by total market capitalization. Both indexes' total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

GE Asset Management, Inc.
3003 Summer Street
Stamford, CT 06904

Salomon Brothers Asset Management, Inc.
388 Greenwich Street, 8th Floor
New York, NY 10013

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols      Nasdaq       CUSIP
    Class A       PBQAX      744316100
    Class B       PBQFX      744316209
    Class C       PRECX      744316308
    Class Z       PEQZX      744316407

MF101E    IFS-A068396